                                  Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                        THL Holdco, LLC

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL HOLDCO, LLC

By: /s/ Charles P.Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                        Thomas H. Lee Partners, L.P.

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                        Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                        Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                   Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                 THL Equity Fund VI Investors (Ceridian), LP

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN), LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:              THL Equity Fund VI Investors (Ceridian) II, LP

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) II, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:            THL Equity Fund VI Investors (Ceridian) III, LLC

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) III, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 19, 2019

Name of Joint Filer:             THL Equity Fund VI Investors (Ceridian) IV, LLC

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) IV, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 19, 2019

Name of Joint Filer:              THL Equity Fund VI Investors (Ceridian) V, LLC

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) V, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 19, 2019

Name of Joint Filer:              THL Equity Fund VI Investors (Ceridian) VI, LP

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) VI, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 19, 2019

Name of Joint Filer:                        THL Coinvestment Partners, L.P.

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                        THL Operating Partners, L.P.

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                        Great-West Investors LP

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

GREAT-WEST INVESTORS, LP
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    --------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated:  November 19, 2019

Name of Joint Filer:                    Putnam Investments Employees' Securities
                                        Company III LLC

Address of Joint Filer:                     c/o Thomas H. Lee Partners, L.P.
                                            100 Federal Street, 35th Floor
                                            Boston, MA  02110

Relationship of Joint Filer to Issuer:      10% Owner
                                            Director

Issuer Name and Ticker or Trading Symbol:   Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                  November 15, 2019

Designated Filer:                           Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES' SECURITIES COMPANY III LLC
By: Putnam Investment Holdings, LLC, its Managing Member
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/ Charles P. Holden
    -------------------------
    Name: Charles P. Holden
    Title: Managing Director

Dated: November 19, 2019